UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2015

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 600, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2015, Equity Commonwealth, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended March 31, 2015, and also provided certain supplemental operating and financial data for the quarter ended March 31, 2015.  Copies of the Company’s press release and supplemental operating and financial data are furnished as Exhibits 99.1 and 99.2 hereto, respectively.
Item 9.01.  Financial Statements and Exhibits.
(d)          Exhibits
99.1         Press release dated May 6, 2015.
99.2         First Quarter 2015 Supplemental Operating and Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ Adam S. Markman
Name:	Adam S. Markman
Title:	Executive Vice President, Chief
Financial Officer and Treasurer
Date: May 6, 2015